UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of Report (date of earliest event reported): December 6, 2006

                          PEDIATRIX MEDICAL GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Florida                     001-12111               65-0271219
 (State or Other Jurisdiction  (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)
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                              1301 Concord Terrace
                             Sunrise, Florida 33323
                     (Address of principal executive office)

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       Registrant's telephone number, including area code (954) 384-0175


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) Effective December 6, 2006, Mr. Lawrence M. Mullen resigned as a member of the Board of Directors of Pediatrix Medical Group, Inc. (the "Company") and a member of the Company's Audit Committee. To fill the vacancy on the Audit Committee created by Mr. Mullen's resignation, the Board of Directors has appointed Waldemar A. Carlo, M.D., a director of the Company since June 1999, to the Committee.

Item 8.01. Other Events.

         On December 6, 2006, the Company issued a press release (the "Press Release") announcing an update with respect to its previously disclosed internal voluntary review of its historical stock option practices and the closing by the Federal Trade Commission of its investigation of the Company's 2001 acquisition of Magella Healthcare Corporation. A copy of the Press Release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference in its entirety.


Item 9.01. Financial Statements and Exhibits

         (d)      Exhibits

                  99.1 --  Press Release dated December 6, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  PEDIATRIX MEDICAL GROUP, INC.



Date:  December 6, 2006           By: /s/ Karl B. Wagner
                                      -------------------------------
                                      Name:  Karl B. Wagner
                                      Title:  Chief Financial Officer


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                                  EXHIBIT INDEX

         Exhibit No.                Description
         -----------                -----------
         99.1                       Press Release dated December 6, 2006.